Exhibit 10.6

委托协议

Proxy Agreement

本委托协议 (以下称“本协议”) 于 【 】年【 】月【 】日由以下各方在北京市签订:

This Proxy Agreement (this “Agreement”) is made in Beijing on among the following parties:

甲方:北京万德众归管理咨询有限公司

Party A: BeiJing WanDeZhongGui Managment Consulting Co., LTD

地址:北京市通州区永乐店镇柴厂屯村东 (联航大厦) 1-1009号

Address: No. 1-1009, East of Chaichangtun village (Lianhang building), Yongledian town.

(甲方以下被称为“委托方”)

(Party A shall be referred to individually as an “Entrusting Party”)

乙方:北京天睿祥管理咨询有限公司

Party B:  Beijing Tianruixiang Management Consulting Co., Ltd.

地址:北京市门头沟区莲石湖西路98号院5号楼703室G15 (智创空间)

Address:   Room G15, room 703, building 5, yard 98, Lianshihu West Road, Mentougou District, Beijing

1

丙方:     浙江天睿祥保险经纪有限公司

Party C:  Zhejiang Tianruixiang Insurance Broker Co.,Ltd.

地址:     浙江省杭州市江干区西子国际中心2号楼1106室

Address:  Room 1106, building 2, Xizi International Center, Jianggan District, Hangzhou City, Zhejiang Province

(在本协议中, 以上各方分别称为“一方”, 合称为“各方”。)

(In this Agreement, Party A, Party B and Party C shall be referred to individually as a "Party" and collectively as the "Parties".)

鉴于:

WHEREAS

1.          委托方是丙方现时的股东, 共持有丙方 100%的股权;

The Entrusting Party, being the shareholders of Party C, collectively own 100% of the equity interest in Party C.

2.          委托方有意分别不可撤销地委托乙方或乙方指定的个人行使就所持丙方股权享有的任何及所有权利以及丙方业务运营的全部相关权利, 乙方有意接受该等委托。

The Entrusting Party are willing to unconditionally entrust Party B or its designee to exercise any and all of the rights in respect of shareholders’ equity interests in Party C and certain matters relating to the operations of Party C, and Party B is willing to accept such proxy on behalf of each Entrusting Party.

各方经友好协商, 兹一致协议如下:

2

Therefore, the Parties hereby agree as follows:

第一条 股东权利委托

PROXY OF SHAREHOLDER’S RIGHTS

1.1         委托方兹不可撤销地承诺, 其在本协议签订时将分别签署内容和格式如本协议附件一的授权委托书 (下称“授权委托书”), 分别授权乙方或乙方届时指定的人士 (下称“受托方”) 代表其行使委托方作为丙方的股东, 依据丙方届时有效的章程所分别享有的权利, 包括但不限于 (以下统称“委托权利”):

Each Entrusting Party hereby irrevocably covenants that, he/she shall execute the Power of Attorney (“POA”) set forth in Exhibit A upon signing this Agreement and entrust Party B or its designee (“Entrusted Party”) to exercise all his or her rights as the shareholders of Party C under the Articles of Association of Party C, including without limitation to:

(1)         作为委托方的代理人, 根据丙方的章程提议召开和出席丙方的股东会会议;

propose to hold a shareholders' meeting in accordance with the Articles of Association of Party C and attend shareholders' meetings of Party C as the agent and attorney of each Entrusting Party;

(2)         代表委托方对所有需要股东会讨论、决议的事项行使表决权, 包括但不限于指定和选举丙方的董事、总经理及其他应由股东任免的高级管理人员;

exercise all shareholder's voting rights with respect to all matters to be discussed and voted in the shareholders’ meeting of Party C, including but not limited to designate and appoint the director, the chief executive officer and other senior management members of Party C;

3

(3)         不时修订的中国法律法规规定的股东所应享有的其他权利;不时修订的丙方章程项下的其他股东权利

exercise other shareholder’s rights the shareholders are entitled to under the laws of China promulgated from time to time; exercise other shareholder’s rights the shareholders are entitled to under the Articles of Association of Party C amended from time to time.

乙方特此同意接受第 1.1 条所述该等委托。当收到乙方向委托方发出的更换受托方的书面通知, 委托方应立即指定乙方届时指定的其他人行使第 1.1 条的委托权利;除此外, 委托方不得撤销向受托方做出的委托和授权。

Party B hereby agrees to accept such proxy as set forth in Clause 1.1. Upon receipt of the written notice of change of Entrusted Party from Party B, each Entrusting Party shall immediately entrust such person to exercise the rights set forth in Clause 1.1. Except the aforesaid situation, the proxy shall be irrevocable and continuously valid.

1.2         对受托方行使上述委托权利所产生的任何法律后果, 委托方均予以认可并承担相应责任。丙方进一步确认并承认受托方已进行或将进行的任何行为, 已作出或将作出的任何决定, 或已签署或将签署的任何文书或其他文件视同股东本人进行的行为、股东本人作出的决定或股东本人签署的文件, 与之具有同等法律效力。

The Entrusting Party hereby acknowledge and ratify all the actions associated with the proxy conducted by the Entrusted Party. Party C confirms, acknowledges and agrees to the appointment of the Entrusted Party to exercise any and all of the shareholder rights. Party C further confirms and acknowledges that any and all acts done or to be done, decisions made or to be made, and instruments or other documents executed or to be executed by the Entrusted Party, shall therefore be as valid and effectual as though done, made or executed by the shareholders.

4

1.3        委托方兹确认, 受托方在行使上述委托权利时, 无需事先征求委托方的意见。

The Parties hereby confirm that, Entrusted Party is entitled to exercise all proxy rights without the consent of Entrusting Party.

1.4        委托方进一步同意并承诺, 未经乙方事先书面同意, 委托方不得行使任何股东权利。

Each of the Entrusting Party further agrees and undertakes that without Party B’s prior written consent, it shall not exercise any of the shareholder rights.

第二条 知情权

RIGHTS TO INFORMATION

2.1 为行使本协议下委托权利之目的, 受托方有权要求丙方提供相关信息, 查阅丙方相关资料, 丙方应对此予以充分配合。

For the purpose of this Agreement, the Entrusted Party is entitled to request relevant information of Party C and inspect the data of Party C. Party C shall provide appropriate assistance to the Entrusted Party for his/her work.

2.2 发生本协议项下的委托事项时, 丙方应及时通知乙方。

Party C shall immediately inform Party B once the proxy matter happens.

第三条 委托权利的行使

5

PERFORMANCE OF PROXY RIGHTS

3.1        委托方将就受托方行使委托权利提供充分的协助, 包括在必要时及时签署受托方已作出的股东会决议或其他相关的法律文件。

The Entrusting Party shall provide appropriate assistance to the Entrusted Party for the performance of proxy rights provided in this Agreement, including signing the shareholders’ resolution and other relevant legal documents (if applicable) which have been confirmed by the Entrusted Party.

3.2         委托方在此同意, 如果委托方在丙方中所持股权比例有所增加, 无论是否通过认购增加的注册资本或其他方式, 任何委托方所增持股权均受本协议制约, 受托方均有权代表委托方对任何增加的股权行使本协议第 1 条规定的股东权利;同样, 如果任何人取得丙方股权, 无论是通过自愿转让、司法拍卖、强制拍卖还是任何其他方式, 该受让人所取得的所有丙方股权仍旧受本协议制约, 受托方有权继续对该等股权行使本协议第 1 条规定的股东权利。

Each of the Entrusting Party hereby acknowledges that, if the Entrusting Party increases their equity interest in Party C, whether by subscribing increase of registered capital or otherwise, any such additional equity interests acquired by the Entrusting Party shall be automatically subject to this Agreement and the Entrusted Party shall have the right to exercise the shareholder rights with respect to such additional equity interests on behalf of the Entrusting Party as described in Section 1 hereunder; if Entrusting Party’ equity interest in Party C is transferred to any other party, whether by voluntary transfer, judicial sale, foreclosure sale, or otherwise, any such equity interest in Party C so transferred remains subject to this Agreement and the Entrusted Party shall continue to have the right to exercise the shareholder rights with respect to such equity interest in Party C so transferred.

6

3.3        委托方进一步同意并向乙方承诺, 假如委托方由于其在丙方的股权利益收到任何股息、利息、任何其他形式的资本分派、清算后剩余资产、或因股权转让产生的收入或对价, 委托方将会在法律允许的范围内, 将所有这些股息、利息、资本分派、资产、收入或对价给予乙方而不要求任何补偿。

Each of the Entrusting Party further covenants with and undertakes to Party B that, if either Entrusting Party receives any dividends, interest, any other forms of capital distributions, residual assets upon liquidation, or proceeds or consideration from the transfer of equity interest as a result of, or in connection with, such Entrusting Party’s equity interests in Party C, the Entrusting Party shall, to the extent permitted by applicable laws, remit all such dividends, interest, capital distributions, assets, proceeds or consideration to Entrusted Party without any compensation.

3.4         如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行, 本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商, 争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定, 而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

7

第四条 补偿

INDEMNIFICATION

4.1         在中国法律允许的范围内, 对于委托权利的行使, 乙方无需给付委托方和/或丙方任何补偿;委托方特此放弃其可能有的能向乙方要求任何补偿的权利。

To the extent permitted under applicable PRC laws, Party B has no obligation to compensate to the Entrusting Party and/or Party C for the performance of the proxy rights, and the Entrusting Party hereby waives any rights it may have to demand any such compensation from Party B.

4.2        委托方及丙方同意补偿乙方因行使本协议项下委托权利而蒙受或可能蒙受的一切损失并使其不受损害, 包括但不限于因任何第三方向其提出诉讼、请求或其他要求而招致的任何损失、损害、责任或费用。但如系由于乙方故意或严重过失而引起的损失, 则该等损失不在补偿之列。

The Entrusting Party and Party C shall indemnify and hold harmless Party B from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party B arising from or caused by execution and performance of the proxy rights pursuant to this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party B.

第五条 声明与保证

REPRESENTATIONS AND WARRANTIES

5.1         委托方兹分别地声明与保证如下:

Each of the Entrusting Party hereby jointly and severally represent and warrant to Party B as follows:

5.1.1     其拥有签订和履行本协议及授权委托书项下义务的完全权力和授权。本协议构成对其的合法的、具有约束力的义务, 并可根据本协议条款对其强制执行。

Each Entrusting Party has full power and legal right to enter into this Agreement and perform his or her obligations under this Agreement and in executing the POA; This Agreement and the POA constitute legal, valid, binding and enforceable obligation of each Entrusting Party.

8

5.1.2      其已获得适当的授权签署、交付并履行本协议, 对本协议的签署和履行并不违反丙方公司文件的任何规定。

Each Entrusting Party has necessary authorization for the execution and delivery of this Agreement, and the execution, delivery and performance of this Agreement will not conflict with or violate any and all constitutional documents of Party C.

5.1.3      其是丙方的在册的合法股东, 除本协议及委托方、丙方与乙方签订的《股权质押协议》及《股权处分及独家购买权协议》所设定的权利外, 委托权利上不存在任何第三方权利或限制。根据本协议, 受托方可以根据丙方届时有效的章程完全、充分地行使委托权利。

Each Entrusting Party is the lawfully registered and beneficial owner of the shares of Party C, and none of the shares held by the Entrusting Party is subject to any encumbrance or other restrictions, except as otherwise provided under the Equity Interest Pledge Agreement and Share Disposal and Exclusive Option Agreement entered into by and between Party B, Party C and the Entrusting Party. According to this Agreement, the Entrusted Party has full power and legal rights to exercise the proxy rights according to the Articles of Association of Party C.

5.2          丙方兹声明与保证如下:

Party C hereby represents and warrants as follows:

9

5.2.1      其是根据其注册地法律适当注册并合法存续的有限责任公司, 具有独立法人资格;具有完全、独立的法律地位和法律能力签署、交付并履行本协议, 可以独立地作为一方诉讼主体。

Party C is a company legally registered and validly existing in accordance with the laws of China and has independent legal person status, and has full and independent civil and legal capacity to execute, deliver and perform this Agreement. It can sue and be sued as a separate entity.

5.2.2     其已采取必要的公司行为, 获得必要的授权, 并取得第三方和政府部门的同意及批准 (若需) 以签署和履行本协议;其对本协议的签署和履行并不违反法律法规的明确规定。

Party C has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution and performance of this Agreement. Party C’s execution and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party C.

5.2.3     委托方是丙方的在册的合法股东。除本协议及委托方、丙方与乙方签订的《股权质押协议》及《股权处分及独家购买权协议》所设定的权利外, 委托权利上不存在任何第三方权利。根据本协议, 受托方可以根据丙方届时有效的章程完全、充分地行使委托权利。

Each Entrusting Party is the lawfully registered and beneficial owner of the shares of Party C, and none of the shares held by the Entrusting Party is subject to any encumbrance or other restrictions, except as otherwise provided under the Equity Interest Pledge Agreement and Share Disposal and Exclusive Option Agreement entered into by and between Party B, Party C and the Entrusting Party. According to this Agreement, the Entrusted Party has full power and legal rights to exercise the proxy rights according to the Articles of Association of Party C.

10

第六条 协议期限

TERM OF THIS AGREEMENT

6.1        本协议自各方正式签署之日起生效, 除非各方书面约定提前终止, 否则只要委托方中任何一方仍为丙方的股东, 则本协议应无限制地持续有效。

This Agreement has been duly executed by the Parties’ authorized representatives. The Parties hereby acknowledge that if either of the Entrusting Party holds the equity interests of Party C, such person shall continue to perform this Agreement without time limit.

6.2         如委托方中任意一方经乙方的事先同意转让了其持有的全部丙方的股权, 其他方在本协议下的义务与承诺将不会因此受到不利影响。

If one of the Entrusting Parties has transferred all his or her equity interests in Party C subject to the prior consent of Party B, the obligations and warranties under this Agreement of the remaining Entrusting Party shall not be affected.

第七条 通知

NOTICES

7.1         本协议要求的或根据本协议作出的任何通知、请求、要求和其他通信往来应以书面形式送达有关方。

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered in written.

7.2        上述通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的, 则以于设定为通知的地址在签收或拒收之日为有效送达日。如果是以传真发出的, 则以成功传送之日为有效送达日 (应以自动生成的传送确认信息为证)。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of acceptance or refusal at the address specified for notices. Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

11

第八条 保密义务

CONFIDENTIALITY OBLIGATIONS

8.1      各方承认及确定有关本协议、本协议内容, 以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密, 而在未得到另一方书面同意前, 不得向任何第三者披露任何保密信息, 惟下列信息除外: (a) 公众人士知悉或将会知悉的任何信息 (惟并非由接受保密信息之一方擅自向公众披露); (b) 根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息;或 (c) 由任何一方就本协议交易而需向其股东、投资者、法律或财务顾问披露之信息, 而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密, 需依本协议承担违约责任。无论本协议以任何理由终止, 本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

12

第九条 违约责任

Default Liability

9.1         各方同意并确认, 如任一方 (下称“违约方”) 违反本协议项下所作的任何一项约定, 或未履行或迟延履行本协议项下的任何一项义务, 即构成本协议项下的违约 (“违约”), 其他未违约方 (下称“守约方”) 的任一方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在另一方书面通知违约方并提出补正要求后十 (10) 天内仍未补正或采取补救措施的, 则守约方有权选择下列补救措施:

The Parties agree and confirm that, if either Party is in breach of any provisions herein or fails to perform its obligations hereunder, such breach or failure shall constitute a default under this Agreement, which shall entitle the non-defaulting Party to request the defaulting Party to rectify or remedy such default with a reasonable period of time. If the defaulting Party fails to rectify or remedy such default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, then the non-defaulting Party shall be entitled to elect the following remedial actions:

9.1.1     若任何委托方或丙方为违约方, 乙方有权终止本协议并要求违约方给予损害赔偿;

If the defaulting Party is any Entrusting Party or Party C, then Party B has the right to terminate this Agreement and request the defaulting Party to fully compensate its losses and damages;

13

9.1.2      若乙方为违约方, 守约方有权要求违约方给予损害赔偿, 但除非法律另有规定, 否则其在任何情况均无任何权利终止或解除本协议。If the defaulting Party is Party B, then the non-defaulting Party has the right to request the defaulting Party to fully compensate its losses and damages, but in no circumstance shall the non-defaulting Party early terminate this Agreement unless the applicable law provides otherwise.

9.2         尽管有本协议其它规定, 本条规定的效力不受本协议中止或者终止的影响。

Notwithstanding otherwise provided under this Agreement, the validity of this Section shall not be affect by the suspension or termination of this Agreement.

第十条 其他事项

MISCELLANEOUS

10.1       本协议采用中文、英文两种文本, 中文文本与英文文本具有同等法律效力, 中文文本与英文文本不一致的, 以中文文本为准。正本一式叁 (3) 份, 本协议之各方当事人各执壹 (1) 份。

This Agreement shall be signed in Chinese and English language bearing the same legal effect. In the event of any inconsistency between the Chinese and English language, the Chinese version of this Agreement shall prevail. This Agreement shall have three counterparts, with each party holding one original. All counterparts shall be given the same legal effect.

10.2       本协议的订立、生效、履行、修改、解释和终止均适用中华人民共和国法律。

The execution, effectiveness, interpretation, performance, amendment, termination and dispute resolution shall be governed by the law of the People’s Republic of China.

14

10.3     因解释和履行本协议而发生的任何争议, 本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决, 则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会, 由该会按照其仲裁规则仲裁解决。仲裁应在北京进行, 使用之语言为中文。仲裁裁决是终局性的, 对各方均有约束力。在适当情况下, 仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律, 就中国经营实体股权或资产作出补救措施裁定, 包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外, 在组成仲裁庭期间, 各方有权向位于 (i) 开曼群岛 (即上市母公司注册成立地点); (ii) 有关中国经营实体注册成立地点 (包括中国北京市); 及 (iii) 上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic And Trade Arbitration Commission Arbitration for arbitration , in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. The arbitrators shall be entitled to award remedies over the shares or assets of Party C, injunctive relief or order the winding up of Party C. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup, the parties shall have the right to apply to the courts of (i) the Cayman Islands (being the place of listed company ); (ii) the place of incorporation of the relevant PRC Operating Entities (i.e. Beijing, PRC); (iii) the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located, which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

15

10.4 本协议规定的权利和救济是累积的, 并不排斥法律规定的其他权利或者救济。

The rights and remedies provided for in this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated at law.

10.5 任何一方可以对本协议的条款和条件作出弃权, 但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

10.6      本协议各条的标题仅为索引而设, 在任何情况下, 该等标题不得用于或影响对本协议条文的解释。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.7       本协议的任何修改、补充必须以书面形式进行, 并由本协议各方适当签署后方能生效。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

16

10.8       本协议的每一条款均可分割且独立于其他每一条款, 如果在任何时候本协议的任何一条或多条条款成为无效、不合法或不能执行, 本协议其他条款的有效性、合法性和可执行性并不因此而受到影响。

This Agreement is severable. If any clause of this Agreement is judged as invalid or non-enforceable according to relevant PRC Laws, such clause shall be deemed invalid only within the applicable area of the PRC Laws, and without affecting other clauses hereof in any way.

10.9       本协议对各方的合法继受人均具有约束力。

This Agreement shall be binding on the legal successors of the Parties.

10.10自本协议生效后, 如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改, 包括对现行法律、法规、法令或规定作出修正、补充或废止, 或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法 (各称为“修改”), 或颁布新的法律、法规、法令或规定 (各称为“新规定”), 或任何政府机构提出对本协议的履行可能造成影响的要求或意见时, 应适用如下:

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

17

(a)  如果修改或新规定比截止本协议生效之日有效的有关法律、法规、法令或规定对乙方更为有利, 则各方应及时向有关机构 (如需要) 申请获取这些修改或新规定的利益。各方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party B than the laws, regulations, orders or rules effective as of the date of this Agreement, the Parties shall timely apply to relevant government authority for such benefits (if needed). The Parties shall use their best effort to procure the approval of the application.

(b) 如果由于修改或新规定, 乙方在本协议项下的利益直接或间接地受到严重和不利的影响, 经乙方通知后, 各方应基于诚实信用原则及时协商, 对本协议的条款或履行方式作出一切必要的修改和调整, 以尽最大可能实现各方在本协议项下的原有商业意图并维护乙方在本协议中的利益。

If any of Party B’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party B, the Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party B to the extent possible.

(c) 如果由于任何政府机构提出的要求可能对本协议根据本协议的条款和条件予以履行产生实质不利影响, 甲方、及丙方应尽最大合理努力与相关政府机关予以沟通, 以争取本协议能以其原本的条款条件予以履行, 乙方应就该等沟通予以必要的协助。如果无法通过沟通, 各方应基于诚实信用原则及时协商, 对本协议的条款或履行方式作出一切必要的修改和合理的调整, 以尽最大可能实现各方在本协议项下的原有商业意图并维护乙方在本协议中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party A, and Party C shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party B shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party B to the extent possible.

18

[以下为签字页]

[THE SIGNATURE PAGE]

19

兹此为证, 本协议由各方授权的代表于文首之日签署。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first above written.

甲方:北京万德众归管理咨询有限公司

Party A: BeiJing WanDeZhongGui Managment Consulting Co., LTD

签名:

By:

乙方:北京天睿祥管理咨询有限公司

Party B: BeiJing Tianruixiang Managment Consulting Co., LTD

签名:

By:

丙方:   浙江天睿祥保险经纪有限公司

Party C: Zhejiang Tianruixiang Insurance Broker Co.,Ltd.

签名:

By:

20

授权委托书

Power of Attorney

我方, 北京万德众归管理咨询有限公司, 系拥有浙江天睿祥保险经纪有限公司 (下称“该公司”) 100% 的股权 (下称“该股权”) 的股东, 就该股权, 特此不可撤销地授权北京天睿祥 ( 下称“受托方”) 在本授权委托书的有效期内行使如下权利:

Our company, the BeiJing WanDeZhongGui Managment Consulting Co., LTD, and a holder of 100% of the entire registered capital ("The Shareholding") in Zhejiang Tianruixiang Insurance Broker Co.,Ltd. (the “Company”), hereby irrevocably authorize Ltd (the “Entrusted Party”) to exercise the following rights relating to Our Shareholding during the term of this Power of Attorney :

授权受托方作为我方唯一的排他的代理人就有关我方股权的事宜全权代表我方行使包括但不限于如下的权利:1)参加该公司的股东会;2)行使按照法律和该公司的公司章程规定的我方所享有的全部股东权和股东表决权, 包括但不限于出售或转让或质押或处置我方股权的全部或任何一部分;以及 3)作为我方的授权代表指定和任命该公司法定代表人 (董事长)、董事、监事、总经理以及其他高级管理人员等。

The Entrusted Party is hereby authorized to act on behalf of us as our exclusive agent and attorney with respect to all matters concerning Our Shareholding, including without limitation to: 1) attend shareholders' meetings of the Company; 2) exercise all the shareholder's rights and shareholder's voting rights we are entitled to under the laws of China and Articles of Association of the Company, including but not limited to the sale or transfer or pledge or disposition of Our Shareholding in part or in whole; and 3) designate and appoint on behalf of ourselves the legal representative (chairperson), the director, the supervisor, the chief executive officer and other senior management members of the Company.

21

受托方将有权在授权范围内代表我方签署股权处分与独家购买权合同 (我方应要求作为合同方)中约定的转让合同, 如期履行我方作为合同一方的与本授权委托书同日签署的股权质押合同和股权处分与独家购买权合同, 该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the Entrusted Party shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Share Disposal and Exclusive Option Agreement, to which we are required to be a party, on behalf of ourselves, and to effect the terms of the Share Interests Pledge Agreement and Share Disposal and Exclusive Option Agreement, both dated the date hereof, to which we are one of party.

受托方就我方股权的一切行为均视为我方的行为, 签署的一切文件均视为我方签署, 我方会予以承认。

All the actions associated with Our Shareholding conducted by the Entrusted Party shall be deemed as our owned actions, and all the documents related to Our Shareholding executed by the Entrusted Party shall be deemed to be executed by us. we hereby acknowledge and ratify those actions and/or documents by the Entrusted Party.

受托方有转委托权, 可以就上述事项的办理自行再委托其他人或单位而不必事先通知我方或获得我方的同意。如果中国法律有要求, 受托方应指派中国公民行使上述权利。

Entrusted Party is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent. If required by PRC laws, Entrusted Party shall designate a PRC citizen to exercise the aforementioned rights.

22

在我方为该公司的股东期间, 本授权委托书不可撤销并持续有效, 自授权委托书签署之日起算。

During the period that we are shareholder of the Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间, 我方特此放弃已经通过本授权委托书授权给受托方的与我方股权有关的所有权利, 不再自行行使该等权利。

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to the Entrusted Party through this Power of Attorney, and shall not exercise such rights by us.

本授权委托书以中文和英文书就, 中英文版本如有冲突, 应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[以下为签字页]

[THE SIGNATURE PAGE]

23

北京万德众归管理咨询有限公司

BeiJing WanDeZhongGui Managment Consulting Co., LTD

签名:

By:

见证人

Witness:

姓名

Name

日期

Date

24